SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material pursuant to Section 240.14a-12

(Great Plains Energy Incorporated)

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

GREAT PLAINS ENERGY INCORPORATED

1201 WALNUT
KANSAS CITY, MISSOURI 64106-2124

March 22, 2004

Dear Shareholder:

        We are pleased to invite you to the Annual Meeting of Shareholders of Great Plains Energy Incorporated (Great Plains Energy or the Company). The meeting will be held at 10:00 a.m. (Central Daylight Time) on Tuesday, May 4, 2004, at The Discovery Center, 4750 Troost, Kansas City, Missouri. At this meeting, you will be asked to elect eleven directors and ratify the appointment of independent auditors for 2004.

        The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the meeting. Your vote is important. Please review these materials and vote your shares.

        We hope you and your guest will be able to attend the meeting. Registration and refreshments will be available starting at 9:00 a.m.

Sincerely,

/s/ Michael J. Chesser

Michael J. Chesser
Chairman of the Board

RIVER FRONT
KC MUNICIPAL AIRPORT
7th ST
36
29
70
INDEPENDENCE AVE
435
PASEO
18th ST
36
ST
27th ST
70
BLVD
BLVD
40
35th ST
BRUNT
STATE LINE
BROADWAY
MAIN
TROOST
THE
FREEWAY
PROSPECT
BENTON
JACKSON
VAN
43rd ST
47th ST
435
RAINBOW
51st ST
BLUE
PARKWAY
LOOSE PARK
56
PARKWAY
59th ST
PARKWAY
SWOPE
AIRWAY
MISSION HILLS
WARD
WORNALL RD
67th ST
75th ST
SWOPE PARK

Discovery Center

4750 Troost Ave.

Kansas City, MO 64110

GREAT PLAINS ENERGY INCORPORATED

1201 Walnut
Kansas City, Missouri 64106-2124

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, May 4, 2004

Time:	10:00 a.m. (Central Daylight Time)

Place:	The Discovery Center
4750 Troost
Kansas City, Missouri

(Directions to The Discovery Center can be found on the preceding page)

        The purposes of the Annual Meeting are to:

           1. Elect eleven directors; and

           2. Ratify the appointment of independent auditors.

        Shareholders of record as of the close of business on February 27, 2004, are eligible to vote at this meeting.

Kansas City, Missouri

March 22, 2004

The Discovery Center is accessible to all shareholders. Shareholders with special assistance needs should contact the Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City, Missouri 64106-2124, no later than Friday, April 30, 2004.

Great Plains Energy Incorporated

1201 Walnut
Kansas City, Missouri 64106-2124

i

GREAT PLAINS ENERGY INCORPORATED

PROXY STATEMENT

         This proxy statement and accompanying proxy card are being mailed, beginning March 22, 2004, to owners of the common stock of Great Plains Energy for the solicitation of proxies by the Great Plains Energy Board of Directors (“Board”) for the 2004 Annual Meeting of Shareholders (“Annual Meeting”). The Board encourages you to read this document carefully and take this opportunity to vote on the matters to be decided at the Annual Meeting.

HOUSEHOLDING DISCLOSURE STATEMENT

         Great Plains Energy shareholders that share the same last name and household mailing address with multiple accounts will receive a “single” copy of shareholder documents (annual report, proxy statement, prospectus or other information statement) unless Great Plains Energy is instructed otherwise. Each registered shareholder will continue to receive a separate proxy card. Additional copies of these documents will be delivered promptly upon written request to the Corporate Secretary at 1201 Walnut, Kansas City, Missouri 64106-2124 or oral request by calling our toll-free number 1-800-245-5275. Shareholders that elect not to participate and would prefer to receive a separate copy of the proxy statement should contact Great Plains Energy in writing or by calling our toll-free number 1-800-245-5275 in the same manner.

VOTING PROCEDURES

         Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time by:

•	written notice to the Corporate Secretary;
•	submission of a proxy bearing a later date; or
•	casting a ballot during the Annual Meeting proceedings.

Properly executed proxies received by the Corporate Secretary before the close of voting at the Annual Meeting will be voted according to the directions provided. If a proxy is returned without shareholder directions, the shares will be voted as recommended by the Board.

        Who can vote? Shareholders who own shares of Great Plains Energy’s common stock as of the close of business on February 27, 2004, are entitled to vote at the meeting or any postponements or adjournments. On that day, approximately 69,258,755 shares of common stock were eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

        Cumulative voting is allowed with respect to the election of directors. This means each shareholder has a total vote equal to the number of shares they own multiplied by the number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees either in equal or unequal amounts. If votes for a certain director nominee are withheld, those votes will be distributed equally among the remaining director nominees. Withholding authority to vote for all director nominees has the same effect as abstaining from voting for any director nominee. If no instructions are given, the shares will be voted equally for the election of all directors. The eleven nominees with the highest number of votes will be elected.

        On all other matters, a majority of the votes present at the meeting is required for approval.

        How do I vote? Other than by attending the Annual Meeting and voting in person, there are three ways registered shareholders may vote their shares:

•	By Mail
•	By Telephone
•	By Internet

To vote by mail, simply mark, sign and date the proxy card and return it in the postage-paid envelope provided. To vote by telephone or Internet, 24 hours a day, 7 days a week, refer to your proxy card for voting instructions. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. If you are an employee participating in Great Plains Energy’s Employee Savings Plus Plan, you will receive separate instructions from the Plan’s Trustee, Marshall & Ilsley Trust Company n.a., describing how to vote your shares.

        What shares are included on the proxy card? The proxy card represents all the shares registered to your account including all shares held in your Great Plains Energy Dividend Reinvestment and Direct Stock Purchase Plan account.

        How are votes counted? The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached.

        Is my vote confidential? Great Plains Energy has a policy of voting confidentiality. Proxies, ballots and voting tabulations are available for examination only by the independent Inspector of Election and Tabulators. Your vote will not be disclosed to the Board or management of Great Plains Energy except as may be required by law and in other limited circumstances.

        Who will solicit proxies? The cost of solicitation will be borne by Great Plains Energy. In addition to the use of the mails, proxies may be solicited in person, by telephone, facsimile or other electronic means by the directors, officers and employees of Great Plains Energy without additional compensation. Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained by Great Plains Energy to assist in the distribution of proxy materials and solicitation of votes for a fee of $6,500 plus reimbursement of out-of-pocket expenses.

CORPORATE GOVERNANCE

         Great Plains Energy’s business, property and affairs are managed under the direction of the Board. This is in accordance with Missouri General and Business Corporation Law and Great Plains Energy’s Articles of Incorporation and By-Laws. Although directors are not involved in the day-to-day operating details, they are kept informed of Great Plains Energy’s business through written reports and documents regularly provided to them. In addition, directors receive operating, financial and other reports presented by the Chairman and other officers of Great Plains Energy at Board and committee meetings.

        Board Attendance at Annual Meeting. The directors are expected to attend the Annual Meeting of Shareholders. In 2003, all directors were present at the Annual Meeting.

        Meetings of the Board. The Board held nine meetings in 2003. Each of the incumbent directors attended at least 86% of the Board and committee meetings to which he or she was assigned.

        Committees of the Board. The Board’s four standing committees are described below. Directors’ committee memberships are included in their biographical information beginning on page 5.

Executive Committee – which consists of the Chairman and four independent directors, exercises the full power and authority of the Board to the extent permitted by Missouri law. The committee generally meets when action is necessary between scheduled Board meetings.

        The committee held one meeting in 2003.

Audit Committee – which consists of five independent directors, oversees the auditing, accounting and financial reporting of Great Plains Energy including:

•	monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;
•	monitoring the independence, qualifications and performance of the Company’s independent auditors and internal auditing department; and
•	providing an avenue of communication among the independent auditors, management, internal auditing department and the Board.

The Board identified Mark A. Ernst, William C. Nelson and Robert H. West as “audit committee financial experts” as that term is defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

The Board has adopted a written charter for the committee which is attached as Appendix A and is available on the website at www.greatplainsenergy.com.

        The committee held five meetings in 2003.

Compensation Committee – which consists of five independent directors, reviews and assists the Board in overseeing compensation matters including:

•	aligning the interest of directors and executives with the interests of shareholders;
•	motivating performance in achievement of the Company’s business objectives;
•	administering Great Plains Energy’s incentive plans for senior officers; and
•	recommending compensation to be paid to Board members.

The Board has adopted a written charter for the committee which is available on the website at www.greatplainsenergy.com.

        The committee held six meetings in 2003.

Governance Committee – which consists of five independent directors, reviews and assists the Board with all corporate governance matters including:

•	identifying and recommending nominees qualified to become board members;
•	monitoring the effectiveness of the Company and its subsidiaries in meeting overall objectives and goals of the organization;
•	developing and monitoring a set of appropriate corporate governance principles applicable to Great Plains Energy and its subsidiaries; and
•	overseeing succession planning.

The Board has adopted a written charter for the committee which is available on the website at www.greatplainsenergy.com.

        The committee held four meetings in 2003.

        Director Compensation. Compensation is paid to non-employee members of the Board. An annual retainer of $30,000 was paid in 2003 ($15,000 of which was used to acquire shares of Great Plains Energy common stock through Great Plains Energy’s Dividend Reinvestment and Direct Stock Purchase Plan on behalf of each non-employee member of the Board). An additional retainer of $10,000 was paid annually to the lead director. Also, a retainer of $3,000 was paid to those non-employee directors serving as chair of a committee. Attendance fees of $1,000 for each Board meeting and $1,000 for each committee meeting attended were also paid in 2003. Directors may defer the receipt of all or part of the cash retainers and meeting fees.

        Great Plains Energy also provides life and medical insurance coverage for each non-employee member of the Board. The total premiums paid by Great Plains Energy for this coverage for all participating non-employee directors in 2003 was $27,497.

ELECTION OF DIRECTORS

Item 1 on Proxy Card

         The Board will consist of eleven members. The eleven nominees have been recommended to the independent directors of the Board by the Governance Committee to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All of the directors elected in 2003 are listed below as nominees with the exception of Bernard J. Beaudoin who retired as Chairman, President and Chief Executive Officer in 2003. Michael J. Chesser, who assumed Mr. Beaudoin’s duties, and William H. Downey, appointed Chief Operating Officer of Great Plains Energy, joined the Board in October 2003. Each nominee has consented to stand for election, and the Board does not anticipate any nominee will be unavailable to serve. In the event that one or more of the director nominees should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a nominee to be designated by the Board. Proxies cannot be voted for a greater number of persons than eleven.

The Board of Directors recommends a vote FOR each of the listed nominees.

Nominees for Directors

David L. Bodde	Director since 1994
Dr. Bodde, 61, is the Charles N. Kimball Professor of Technology and Innovation (since 1996), an endowed university chair concerned with creating economic value from technology at the University of Missouri-Kansas City. He also serves on the board of The Commerce Funds. Dr. Bodde served as a member of the Audit and Governance committees during 2003.

Michael J. Chesser	Director since 2003
Mr. Chesser, 55, is Chairman of the Board and Chief Executive Officer of Great Plains Energy (since October 2003). Previously he served as Chief Executive Officer of United Water (2002-2003); President and Chief Executive Officer of GPU Energy (2000-2002); and President and Chief Executive Officer of Itron Inc. (1997-2000). Mr. Chesser also is currently finishing his term on the board of Itron, Inc. Mr. Chesser served as a member of the Executive committee in 2003 after his appointment to the Board.

William H. Downey	Director since 2003
Mr. Downey, 59, is President and Chief Operating Officer of Great Plains Energy and President and Chief Executive Officer of KCP&L (since October 2003). Mr. Downey joined the Company in 2000 as Executive Vice President of KCP&L and President — KCPL Delivery Division. Previously he served as President — Unicom Energy Services (1997-1999) and Vice President — Commonwealth Edison Company (1992-1999). Mr. Downey also serves on the board of Enterprise Financial Services Corp.

Mark A. Ernst	Director since 2000
Mr. Ernst, 45, is Chairman, President and Chief Executive Officer of H&R Block, Inc., a global provider of tax preparation, investment, mortgage and accounting services. He was elected Chairman of the Board in 2002, Chief Executive Officer in 2001 and President in 1999. Mr. Ernst also serves on the boards of SCS Transportation and Knight Ridder, Inc. Mr. Ernst served on the Audit and Compensation committees during 2003.

Randall C. Ferguson, Jr.	Director since 2002
Mr. Ferguson, 52, is Senior Vice President Business Growth & Member Connections with the Greater Kansas City Chamber of Commerce (since 2003) and the retired Senior Location Executive (1998-2003) for the IBM Kansas City Region. Mr. Ferguson served on the Audit and Governance committees during 2003.

William K. Hall	Director since 2000
Dr. Hall, 60, is Chairman (since 2000) of Procyon Technologies, Inc., a holding company with investments in the aerospace and defense industries. He also served as Chief Executive Officer (2000-2003) of the company. He was previously President and Chief Executive Officer of Falcon Building Products, Inc. (1997-1999). Mr. Hall also serves on the boards of Actuant Corporation, A. M. Castle & Co., GenCorp and Woodhead Industries. Mr. Hall served on the Compensation and Executive committees during 2003.

Luis A. Jimenez	Director since 2001
Mr. Jimenez, 59, is Senior Vice President and Chief Strategy Officer (since 2001) of Pitney Bowes Inc., a global provider of integrated mail and document management solutions. He served as Vice President, Global Growth and Future Strategy (1999-2001). Previously, he was Vice President and Practice Leader, Telecommunications and Media, Latin America, for Arthur D. Little, Inc. (1998-1999). Mr. Jimenez served on the Governance and Executive committees during 2003.

James A. Mitchell	Director since 2002
Mr. Mitchell, 62, is the Executive Fellow-Leadership, Center for Ethical Business Cultures (since 1999), a not-for-profit organization assisting business leaders in creating ethical and profitable cultures. He is also the retired Executive Vice President of Marketing and Products (1993-1999) of American Express Company. Mr. Mitchell served on the Compensation and Governance committees during 2003.

William C. Nelson	Director since 2000
Mr. Nelson, 66, is Chairman (since 2001) of George K. Baum Asset Management, a leading provider of investment management services to individuals, foundations and institutions. He is the retired Chairman (1990-2000) of Bank of America Midwest. He also serves on the board of DST Systems. Mr. Nelson served on the Audit and Compensation committees during 2003.

Linda H. Talbott	Director since 1983
Dr. Talbott, 63, is President of Talbott & Associates (since 1975), consultants in strategic planning, philanthropic management and development to foundations, corporations, and nonprofit organizations. She is also Chairman of the Center for Philanthropic Leadership. Dr. Talbott served as a member of the Executive and Governance committees during 2003.

Robert H. West	Director since 1980
Mr. West, 65, is the retired Chairman of the Board (1986-1999) of Butler Manufacturing Company, a supplier of non-residential building systems, specialty components, and construction services. He also serves on the boards of Saint Luke’s Health System, Burlington Northern Santa Fe Corporation and Commerce Bancshares, Inc. Mr. West also is currently finishing his term on the board of Astec Industries, Inc. Mr. West served as the Lead Director of Great Plains Energy and as a member of the Audit, Executive and Compensation committees during 2003.

DIRECTOR INDEPENDENCE

         The Board has determined that all the nominees for director are independent except for Michael J. Chesser and William H. Downey. In conducting its analysis, the Board considered whether a director nominee had any material direct or indirect relationships with Great Plains Energy that may cause such nominee not to be independent. With the exception of Messrs. Chesser and Downey, the Board affirmatively determined that no nominee for director or immediate family member of such nominee has currently, or had in the past, any direct or indirect relationship with Great Plains Energy or its affiliates other than the nominee’s position as director. The Board also affirmatively determined that there are no material relationships, current or past, between Great Plains Energy and its affiliates and any of the entities of which the nominee or their immediate family members serve as an employee or officer.

BOARD POLICIES REGARDING COMMUNICATIONS

         The Company has a process for communicating with the Board. Communications by shareholders to the Board can be directed to the Governance Committee of the Board of Directors, Great Plains Energy Incorporated, Attention: Corporate Secretary, 1201 Walnut, Kansas City, Missouri 64106. Communications should state the number of shares beneficially owned by the shareholder. All communications will be forwarded directly to the chair of the Governance Committee to be handled on behalf of the Board.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table shows beneficial ownership of Great Plains Energy’s common stock by the named executive officers, directors and all directors and officers as of February 28, 2004 (with the exception of shares held in the Employee Savings Plus Plan which are reported as of December 31, 2003). The total of all shares owned by directors and officers represents less than one percent of the outstanding shares of Great Plains Energy’s common stock. Management of Great Plains Energy has no knowledge of any person (as defined by the Securities and Exchange Commission) who owns beneficially more than 5% of Great Plains Energy common stock.

	Shares of
	Common Stock
Name of Beneficial Owner	Beneficially Owned

Named Executive Officers
Bernard J. Beaudoin	20,445	(1)
Michael J. Chesser	36,874	(1)
William H. Downey	58,252	(1)
Richard M. Zomnir (2)	0
Andrea F. Bielsker	20,793	(1)
Jeanie S. Latz	30,592	(1)

Other Directors
David L. Bodde	7,649	(3)
Mark A. Ernst	6,255
Randall C. Ferguson, Jr.	2,014
William K. Hall	9,481
Luis A. Jimenez	2,304
James A. Mitchell	2,908
William C. Nelson	2,625
Linda H. Talbott	8,317
Robert H. West	5,969	(4)

All Great Plains Energy and KCP&L Executive Officers and Directors As A Group
(23 persons)	304,362	(1)

(1)	Includes restricted stock and exercisable non-qualified stock options.
• Restricted Stock: Beaudoin — 10,200 shares; Chesser — 36,874 shares; Downey — 33,717 shares; Bielsker — 4,550 shares; and Latz — 4,550 shares
• Exercisable Non-Qualified Stock Options: Downey — 20,000; Bielsker — 13,000; and Latz — 20,000
(2)	Mr. Zomnir holds a beneficial interest in SE Holdings, L.L.C. That company holds 3,333,334 Units (32%) of Series CE Economic Interest; 3,333,334 Units (32%) of Series CE Voting Interest; 1,144,943 Units (11%) of Series SEL Economic Interest; and 1,144,943 Units (11%) of Series SEL Voting Interest issued by Custom Energy Holdings, L.L.C., a subsidiary of Great Plains Energy.
(3)	The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee’s mother.
(4)	The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee’s wife.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of our directors, executive officers and persons who own more than 10% of Great Plains Energy’s common stock to file reports of holdings and transactions in Great Plains Energy common stock with the Securities and Exchange Commission and the New York Stock Exchange. Based upon our records, we believe that all required reports for fiscal 2003 have been timely filed.

EXECUTIVE COMPENSATION

         The following table contains executive compensation data for Great Plains Energy’s Officers.

Summary Compensation Table

		Annual Compensation			Long Term Compensation

					Awards		Payouts

				Other Annual		Securities	LTIP
				Compensation	Restricted Stock	Underlying	Payouts	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	($)(1)	Award(s)($)(2)	Options/SARs	($)	Compensation($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

Bernard J. Beaudoin(4)	2003	435,000	391,300	0	348,386	0	0	2,954,046
Former Chairman of the	2002	415,000	186,750	0	0	55,000	0	51,486
Board and Chief Executive	2001	400,000	0	0	0	55,000	0	36,971
Officer

Michael J. Chesser(5)	2003	137,500	123,750	0	1,115,813	0	0	1,403
Chairman of the Board and	2002	0	0	0	0	0	0	0
Chief Executive Officer	2001	0	0	0	0	0	0	0

William H. Downey(6)	2003	325,000	219,375	0	1,001,998	5,249	0	20,764
President and Chief	2002	260,000	78,000	0	0	20,000	0	14,382
Operating Officer	2001	250,000	0	0	0	20,000	0	5,645

Richard M. Zomnir(7)	2003	400,000	427,840	0	0	0	0	0
President and Chief	2002	288,400	718,900	0	0	0	0	0
Executive Officer,	2001	229,999	700,000	0	0	0	0	0
Strategic Energy, L.L.C.

Andrea F. Bielsker	2003	220,000	132,000	0	125,626	2,887	0	22,313
Senior Vice President —	2002	200,000	60,000	0	0	13,000	0	18,569
Finance, Chief Financial	2001	180,000	0	0	0	13,000	0	15,565
Officer and Treasurer

Jeanie Sell Latz	2003	220,000	132,000	0	125,626	2,887	0	34,128
Executive Vice President —	2002	210,000	63,000	0	0	13,000	0	29,353
Corporate and Shared Services	2001	200,000	0	0	0	13,000	0	27,056
and Secretary

(1)	While the six named executive officers receive certain perquisites from the Company, such perquisites did not reach in any of the reported years the threshold for reporting of the lesser of either $50,000 or ten percent of salary and bonus set forth in the applicable rules of the Securities and Exchange Commission.
(2)	For 2003, amounts include:
• Restricted Stock Awards:
The dollar value of restricted stock awards is calculated by multiplying the number of shares awarded by the closing market price of the Great Plains Energy common stock on the date of the grant.
Beaudoin
(i) 2,879 shares vested January 1, 2004; dividends paid on restricted shares; value as of December 31, 2003 was $91,610; and
(ii) 10,200 shares vesting December 31, 2004; dividends paid on restricted shares; value as of December 31, 2003 was $324,564.
Chesser
12,135 shares vesting October 1, 2005, 12,135 shares vesting October 1, 2006 and 12,135 shares vesting October 1, 2007; dividends are reinvested with the same restrictions as the restricted stock; value as of December 31, 2003 was $1,158,407.
Downey
(i) 6,900 shares vesting December 31, 2004; dividends paid on restricted shares; value as of December 31, 2003 was $219,558; and
(ii) 8,825 shares vesting October 1, 2005, 8,825 shares vesting October 1, 2006 and 8,826 shares vesting October 1, 2007; dividends are reinvested with the same restrictions as the restricted stock; value as of December 31, 2003 was $842,466.
Bielsker
4,550 shares vesting December 31, 2004; dividends paid on restricted shares; value as of December 31, 2003 was $144,781.
Latz
4,550 shares vesting December 31, 2004; dividends paid on restricted shares; value as of December 31, 2003 was $144,781.

(3)	For 2003, amounts include:

•	Flex dollars under the Flexible Benefits Plan: Beaudoin — $18,330; Chesser — $1,403; Downey — $3,867; Bielsker — $12,867; and Latz — $18,697
•	Deferred Flex dollars: Beaudoin — $17,382 and Downey — $780
•	Above-market interest paid on deferred compensation: Beaudoin — $8,899; Downey — $6,075; Bielsker — $2,825; and Latz — $8,231
•	Great Plains Energy contribution under the Great Plains Energy Employee Savings Plus Plan: Beaudoin — $9,008; Downey — $7,042; Bielsker — $6,021; and Latz — $6,600
•	Contribution to Deferred Compensation Plan: Beaudoin — $7,050; Downey — $3,000; Bielsker — $600; and Latz — $600
•	Other Compensation: Beaudoin — also includes a $1,895,266 lump sum retirement payment and a $998,111 additional supplemental retirement benefit.

(4)	Mr. Beaudoin retired in December 2003. For 2003, amounts include:

•	Other Compensation: Beaudoin — also includes a $1,895,266 lump sum retirement payment and a $998,111 additional supplemental retirement benefit.

(5)	Mr. Chesser joined the Company as Chairman of the Board on October 1, 2003; the Compensation Committee of the Board set his annual salary at $550,000.
(6)	Mr. Downey was appointed President and Chief Executive Officer of KCP&L effective October 1, 2003.
(7)	Mr. Zomnir entered into a five-year Employment Agreement in 2002 with Strategic Energy, L.L.C. providing for salary, annual bonus and benefits. As set forth in Certain Relationships and Related Transactions on page 15, Mr. Zomnir will leave the company in 2004. In accordance with his Employment Agreement, Mr. Zomnir will be paid severance payments consisting of two (2) times his annual salary, two (2) times an annual amount of $120,000, a bonus payment prorated through the date of termination and certain other benefits.

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

					Potential
					Realizable Value
					at Assumed
					Annual Rates of		Alternative
					Stock Price		to (f) and
					Appreciation For		(g): Grant
Individual Grants					Option Term		Date Value

	Number of	Percent of
	Securities	Total
	Underlying	Options/SARs	Exercise				Grant Date
	Options/SARs	Granted to	or Base				Present
	Granted	Employees in	Price	Expiration			Value
Name	(#)(1)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)	($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(f)

Bernard J. Beaudoin	0	0	—	—			0
Michael J. Chesser	0	0	—	—			0
William H. Downey	5,249	19	27.73	08-05-2013			16,535
Richard M. Zomnir	0	0	—	—			0
Andrea F. Bielsker	2,887	10	27.73	08-05-2013			9,094
Jeanie S. Latz	2,887	10	27.73	08-05-2013			9,094

(1)	Options granted in 2003 are exercisable on or after August 5, 2006. Each option is granted in tandem with a limited stock appreciation right exercisable automatically in the event of a change in control. Options may be exercised with cash or previously-owned shares of the Company’s Common Stock. Dividends accrue quarterly on the options. Such accrued dividends will be paid if the options are exercised and if the exercise price is equal to or above the grant date.

(2)	The grant date valuation was calculated by using the Black-Scholes model. The underlying assumptions used to determine the present value of the option were as follows:

Annualized Stock Volatility:	22.650%

Time of Exercise (Option Term):	10 years

Risk Free Interest Rate:	4.77%

Exercise Price (Equal to the Fair Market Value):	$27.73

Average Dividend Yield:	6.88%

LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR

			Estimated Future Payouts Under
	Number of		Non-Stock Price-Based Plans
	Shares, Units or	Performance or
	Other Rights	Other Period Until	Threshold	Target	Maximum
Name	(#)(1)	Maturation or Payout	($ or #)	($ or #)	($ or #)
(a)	(b)	(c)	(d)	(e)	(f)

Bernard J. Beaudoin	0	—	—	—	—
Michael J. Chesser	0	—	—	—	—
William H. Downey	3,903 shares	3 years ending 2005	0	3,903 shares	7,806 shares
Richard M. Zomnir	0	—	—	—	—
Andrea F. Bielsker	2,147 shares	3 years ending 2005	0	2,147 shares	4,294 shares
Jeanie S. Latz	2,147 shares	3 years ending 2005	0	2,147 shares	4,294 shares

(1)	The awards of performance shares are subject to the achievement of three-year total shareholder return in relation to the other Edison Electric Institute companies. Grantee will not be entitled to any performance shares in the event performance is below the 25th percentile; grantee will receive two times the amount of performance shares granted in the event performance is at the 100th percentile. Notwithstanding the foregoing, Grantee will not be entitled to any performance shares if total return for the three years is negative. Payment will be made in an amount equal to the fair market value of the number of performance shares earned payable in common stock.

AGGREGATED OPTION/ SAR EXERCISES IN THE LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION/ SAR VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options/SARs		In-the-Money Options/SARs
	Acquired		at Fiscal Year End		at Fiscal Year End
	on	Value	(#)		($)
	Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)
(a)	(b)	(c)	(d)	(d)	(e)	(e)

Bernard J. Beaudoin	0	0	0	0	0	0
Michael J. Chesser	0	0	0	0	0	0
William H. Downey	0	0	0	45,249	0	285,268
Richard M. Zomnir	0	0	0	0	0	0
Andrea F. Bielsker	0	0	0	28,887	0	183,278
Jeanie S. Latz	5,000	81,003	7,000	28,887	71,053	183,278

(1)	Includes reinvested dividends that accrued on options.
(2)	Includes stock options of 20,000 shares, 13,000 shares and 13,000 shares to Mr. Downey, Ms. Bielsker and Ms. Latz, respectively, that became exercisable February 6, 2004.

GREAT PLAINS ENERGY PENSION PLANS

         Great Plains Energy has a non-contributory pension plan (the “Great Plains Energy Pension Plan”) providing for benefits upon retirement, normally at age 65. In addition, a supplemental retirement benefit is provided for selected executive officers. The following table shows examples of single life option pension benefits (including unfunded supplemental retirement benefits) payable upon retirement at age 65 to the named executive officers:

	Annual Pension for
Average Annual Base	Years of Service Indicated
Salary for Highest
36 Months	15	20	25	30 or more

150,000	45,000	60,000	75,000	90,000
200,000	60,000	80,000	100,000	120,000
250,000	75,000	100,000	125,000	150,000
300,000	90,000	120,000	150,000	180,000
350,000	105,000	140,000	175,000	210,000
400,000	120,000	160,000	200,000	240,000
450,000	135,000	180,000	225,000	270,000
500,000	150,000	200,000	250,000	300,000
550,000	165,000	220,000	275,000	330,000

        Each eligible employee with 30 or more years of credited service, or whose age and years of service add up to 85, is entitled to a total monthly annuity equal to 50% of their average base monthly salary for the period of 36 consecutive months in which their earnings were highest. The monthly annuity will be proportionately reduced if their years of credited service are less than 30 or if their age and years of service do not add up to 85. The compensation covered by the Great Plains Energy Pension Plan — base monthly salary — excludes any bonuses and other compensation. The Great Plains Energy Pension Plan provides that pension amounts are not reduced by Social Security benefits. The estimated credited years of service for the named executive officers in the Summary Compensation table are as follows:

Credited
Officer	Years of Service

Michael J. Chesser	0 years
William H. Downey	3 years
Richard M. Zomnir(1)	0 years
Andrea F. Bielsker	19 years
Jeanie S. Latz	23 years

(1)	Mr. Zomnir does not participate in the Great Plains Energy Pension Plan.

        Eligibility for supplemental retirement benefits is limited to executive officers selected by the Compensation Committee of the Board; all the named executive officers, with the exception of Mr. Zomnir, are participants. The total retirement benefit payable at the normal retirement date is equal to 2% of highest average earnings, as shown above, for each year of credited service up to 30 (maximum of 60% of highest average earnings). The actual retirement benefit paid equals the target retirement benefit less retirement benefits payable under the management pension plan. A liability accrues each year to cover the estimated cost of future supplemental benefits.

        The Internal Revenue Code imposes certain limitations on pensions that may be paid under tax qualified pension plans. In addition to the supplemental retirement benefits, the amount by which pension benefits exceed the limitations will be paid outside the qualified plan and accounted for by Great Plains Energy as an operating expense.

GREAT PLAINS ENERGY SEVERANCE AGREEMENTS

         Great Plains Energy has severance agreements (“Severance Agreements”) with certain of its executive officers, including the named executives with the exception of Mr. Zomnir, to ensure their continued service and dedication to and their objectivity in considering on behalf of Great Plains Energy any transaction that would change the control of the Company. Under the Severance Agreements, an executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits during the three-year period after a Change in Control (or, if later, the three-year period following the consummation of a transaction approved by Great Plains Energy’s shareholders constituting a Change in Control) if the officer’s employment was terminated by:

•	Great Plains Energy other than for cause or upon death or disability;
•	the executive officer for “Good Reason” (as defined in the Severance Agreements); and
•	the executive officer for any reason during a 30-day period commencing one year after the Change in Control or, if later, commencing one year following consummation of a transaction approved by Great Plains Energy’s shareholders constituting a change in control (a “Qualifying Termination”).

        A Change in Control is defined as:

•	an acquisition by a person or group of 20% or more of the Great Plains Energy common stock (other than an acquisition from or by Great Plains Energy or by a Great Plains Energy benefit plan);
•	a change in a majority of the Board; and
•	approval by the shareholders of a reorganization, merger or consolidation (unless shareholders receive 60% or more of the stock of the surviving Company) or a liquidation, dissolution or sale of substantially all of Great Plains Energy’s assets.

        Upon a Qualifying Termination, Great Plains Energy must make a lump-sum cash payment to the executive officer of:

•	the officer’s base salary through the date of termination;
•	a pro-rated bonus based upon the average of the bonuses paid to the officer for the last five fiscal years;
•	any accrued vacation pay;
•	two or three times the officer’s highest base salary during the prior 12 months;
•	two or three times the average of the bonuses paid to the officer for the last five fiscal years;

•	the actuarial equivalent of the excess of the officer’s accrued pension benefits including supplemental retirement benefits computed without reduction for early retirement and including two or three additional years of benefit accrual service, over the officer’s vested accrued pension benefits; and
•	the value of any unvested Great Plains Energy contributions for the benefit of the officer under the Great Plains Energy Employee Savings Plus Plan.

        In addition, Great Plains Energy must offer health, disability and life insurance plan coverage to the officer and his dependents on the same terms and conditions that existed immediately prior to the Qualifying Termination for two or three years, or, if earlier, until the executive officer is covered by equivalent plan benefits. Great Plains Energy must make certain “gross-up” payments regarding tax obligations relating to payments under the Severance Agreements as well as provide reimbursement of certain expenses relating to possible disputes that might arise.

        Payments and other benefits under the Severance Agreements are in addition to balances due under the Great Plains Energy Long-Term Incentive Plan and Annual Incentive Plan. Upon a Change in Control (as defined in the Great Plains Energy Long-Term Incentive Plan), all stock options granted in tandem with limited stock appreciation rights will be automatically exercised.

EMPLOYMENT ARRANGEMENT WITH MR. CHESSER

         Pursuant to the terms of an employment arrangement, Michael J. Chesser, Chairman of the Board and Chief Executive Officer, is entitled to receive three times annual salary and bonus if he is terminated without cause prior to his reaching age 63. After age 63, any benefit for termination without cause will be one times annual salary and bonus until age 65.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Great Plains Energy through its affiliates holds an 89% indirect ownership position in Strategic Energy, L.L.C. (Strategic Energy). SE Holdings, L.L.C. (SE Holdings) owns the remaining 11% indirect ownership position in Strategic Energy. Richard M. Zomnir, President and Chief Executive Officer of Strategic Energy, and certain other employees of Strategic Energy hold direct or indirect interests in SE Holdings.

        SE Holdings has a put option to sell all or part of its 11% interest in Strategic Energy (Put Interest) at any time within the 90 days following January 31, 2004 at fair market value. On February 9, 2004, a letter agreement was entered into setting forth a procedure for determining the fair market value of the Put Interest (Letter Agreement). The Letter Agreement provides for SE Holdings to exercise its put option with respect to all but one unit (0.00001% of issued and outstanding units) of each of its respective series of ownership interest.

        The Letter Agreement further provides that Mr. Zomnir will remain with the company through the closing of the transaction anticipated for mid-April subject to obtaining all necessary regulatory approvals. Upon the consummation of the transaction, Mr. Zomnir will resign.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Great Plains Energy is composed of five independent directors. The Compensation Committee sets the executive compensation structure and administers the policies and plans that govern compensation for the executive officers. Executive compensation is consistent with the Great Plains Energy total remuneration philosophy which provides:

Given Great Plains Energy’s strategies in the competitive and demanding energy marketplace, attracting and retaining talent is a top priority. Great Plains Energy is committed to establishing total remuneration levels which are performance-based, competitive with the energy or utility market for jobs of similar scope to enable the organization to recruit and retain talented personnel at all levels in a dynamic and complex marketplace. This will be established through base salary, benefits and performance-based annual and long-term incentives. The incentive targets will be consistent with current trends in the energy or utility sector and the incentive measures will be appropriately tied to shareholder and customer interests.

        Executive compensation for 2003 consisted of base salary, annual incentives, and restricted stock and stock options granted under the Company’s long-term incentive plan with the exception of Richard M. Zomnir, President and Chief Executive Officer of Strategic Energy, L.L.C., whose compensation for 2003 consisted of base salary and annual incentive. The Compensation Committee has not adopted a policy concerning the Internal Revenue Services’ rules on the deductibility of compensation in excess of $1,000,000.

GREAT PLAINS ENERGY EXECUTIVE COMPENSATION

Base Salaries

        The Compensation Committee reviews executive officer salaries annually and makes adjustments as warranted. The Compensation Committee compares executive compensation regularly with national compensation surveys. Base salaries for executive officers were established for 2003 on the basis of:

•	job responsibilities and complexity;
•	individual performance under established guidelines;
•	competitiveness for comparable positions in companies of similar size within the industry and general industry; and
•	sustained performance of the company.

Annual Incentive Plan

        Under the Great Plains Energy Annual Incentive Plan (the “Plan”), executive officers receive incentive compensation based on the achievement of specific corporate and business unit earnings per share targets, customer satisfaction levels, and individual performance goals. The corporate earnings per share target is subject to an established performance threshold and maximum. Individual performance awards are not paid if the corporate earnings per share performance falls below the threshold level. Corporate earnings per share performance above the annual goal results in payouts above the target level. In 2003, the corporate and business unit earnings per share and customer satisfaction goals were exceeded and awards were earned in the amounts set forth in the Summary Compensation Table.

Long-Term Incentive Plan

        The Great Plains Energy Long-Term Incentive Plan, approved by the shareholders, provides for grants by the Compensation Committee of stock options, restricted stock, performance shares and other stock-based awards. The Compensation Committee believes that equity interests in Great Plains Energy by its executive officers more closely aligns the interests of management with shareholders and has established stock ownership guidelines for executive officers based on their level within the organization. Compliance with these guidelines is taken into consideration in determining grants under the Long-Term Incentive Plan. Restricted stock and stock options were granted in 2003 in the amounts set forth in the Summary Compensation Table. The restricted stock is restricted in time and/or performance as also set forth in the Summary Compensation Table, and the stock options are granted at an exercise price equal to the fair market value on the date of issuance.

Chief Executive Officer

        In determining the base salary for Bernard J. Beaudoin, the Chairman of the Board, President and Chief Executive Officer through September 2003, the Compensation Committee considered:

•	financial performance of the company;
•	cost and quality of services provided;
•	leadership in enhancing the long-term value of the company; and
•	relevant salary data including information supplied by the Edison Electric Institute.

        Incentive awards to Mr. Beaudoin in 2003 under the Annual Incentive Plan and Long-Term Incentive Plan were determined in the same manner as other executive officers.

        Michael J. Chesser was chosen by the Board as Mr. Beaudoin’s successor and became Chairman of the Board and Chief Executive Officer in October 2003. In determining his initial base salary, the Compensation Committee considered:

•	past experience and accomplishments;
•	leadership ability; and
•	competitive salary data for comparable positions of similar sized companies in the industry.

        Mr. Chesser’s annual incentive award was determined in the same manner as the other executive officers and prorated for his service. A grant of restricted stock under the Long-Term Incentive Plan was made to Mr. Chesser at the time of his employment conditioned on his continued employment with the Company as set forth in the Summary Compensation Table.

Strategic Energy Executive Compensation

        The base salary for Richard M. Zomnir in 2003 was set by the Management Committee of Strategic Energy, L.L.C. pursuant to an Employment Agreement and reviewed by the Compensation Committee. The Strategic Energy Annual Bonus Program is based on individual goals and budgeted adjusted earnings. If Strategic Energy meets its corporate goal, 100% of the potential payout for each individual is available. Should the company not meet 75% of its goal, no awards will be paid and if the company exceeds 125% of its goal, then additional amounts may be paid. In 2003, Mr. Zomnir received the base salary and an incentive award at target as set forth in the Summary Compensation Table.

COMPENSATION COMMITTEE
William C. Nelson (Chairman)
Mark A. Ernst
William K. Hall
James A. Mitchell
Robert H. West

STOCK PERFORMANCE GRAPH

COMPARISON OF CUMULATIVE TOTAL RETURNS*

GREAT PLAINS ENERGY, S&P 500 INDEX, AND EEI INDEX

*	Total return assumes reinvestment of dividends.

Assumes $100 invested on December 31, 1998, in Company common stock, S&P 500 Index, and EEI Index

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Item 2 on Proxy Card

         Deloitte & Touche LLP, who acted as Great Plains Energy’s independent auditors in 2003, has been selected and appointed by the Audit Committee to audit and certify the financial statements for 2004, subject to ratification by the shareholders of the Company.

        The services of PricewaterhouseCoopers LLP as independent auditors prior to 2002, were discontinued effective February 8, 2002. PricewaterhouseCoopers LLP’s reports on the financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        Great Plains Energy’s Board of Directors, upon recommendation of the Board’s Audit Committee, proposed the change in independent auditors to Deloitte & Touche LLP. In connection with the audits of the year ended December 31, 2001, and the subsequent period, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused PricewaterhouseCoopers LLP to make references thereto in connection with its report.

        Representatives from Deloitte & Touche LLP are expected to be present at Great Plains Energy’s Annual Meeting, with the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

        The affirmative vote of the holders of a majority of the shares of common stock of the Company present and entitled to vote at the meeting is required for the approval of this proposal to ratify the appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the selection of independent public auditors will be reconsidered by the Audit Committee.

        The Board of Directors recommends a vote FOR ratification.

AUDIT COMMITTEE REPORT

         The Audit Committee is comprised of five independent directors. In connection with its function to oversee and monitor the financial reporting process of Great Plains Energy, the Audit Committee’s activities included the following:

•	reviewed and discussed the audited financial statements with management and the independent auditors;
•	discussed with Deloitte & Touche LLP, the Company’s independent auditors for the year ended December 31, 2003, the matters required by auditing and other professional standards to be discussed by the Audit Committee with the independent auditors;
•	discussed with Deloitte & Touche LLP the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by

Independence Standards Board Standard No. 1 and the matters required to be discussed by the Statement on Auditing Standards 61 (Communication with Audit Committee) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable; and
•	considered whether the non-audit services in the categories below were compatible with maintaining Deloitte & Touche LLP’s independence.

We have received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from Great Plains Energy.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Fees paid to Deloitte & Touche LLP

        The following table sets forth the aggregate fees billed by Deloitte & Touche LLP for audit services rendered in connection with the consolidated financial statements and reports for 2003 and 2002 and for other services rendered during 2003 and 2002 on behalf of Great Plains Energy and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

Fee Category	2003	2002

Audit Fees	$581,648	$501,829
Audit-Related Fees	249,867	101,271
Tax Fees	122,585	69,797
All Other Fees	87,010	0

Total Fees:	$1,041,110	$672,897

        Audit Fees: Consists of fees billed for professional services rendered for the audits of the annual consolidated financial statements of Great Plains Energy and its subsidiaries and reviews of the interim condensed consolidated financial statements included in quarterly reports. Audit fees also include: services provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements; attest services, except those not required by statute or regulation; services related to filings with the Securities and Exchange Commission, including comfort letter, consents and assistance with and review of documents filed with the Securities and Exchange Commission; and accounting research in support of the audit. Year 2002 fees for services rendered relating to comfort letters, consents, accounting research in support of the audit and assistance with and review of documents filed with the Securities and Exchange Commission have been reclassified to Audit Fees from Audit-Related Fees to be consistent with the 2003 presentation.

        Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Great Plains Energy’s consolidated financial statements and are not reported under “Audit Fees”. These services include audits of employee benefit plans, consultation concerning financial accounting and reporting standards and services in connection with Great Plains Energy’s assessment of the effectiveness of its internal controls over financial reporting.

        Tax Fees: Consists of fees billed for tax compliance and related support of tax returns and other tax services, including assistance with tax audits, requests for private letter rulings, determination of the tax basis of assets or stock, tax-related matters associated with corporate restructurings and tax research and planning.

        All Other Fees: Consists of fees for all other services other than those reported above. These services include risk consulting services.

        Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditor to Great Plains Energy and its subsidiaries. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted for Great Plains Energy and its subsidiaries policies and procedures for the pre-approval of services provided by the independent auditor. Under these policies and procedures, the Audit Committee may pre-approve certain types of services, up to aggregate fee levels established by the Audit Committee. The Audit Committee as well may specifically approve audit and permissible non-audit services on a case-by-case basis. Any proposed service within a pre-approved type of service that would cause the applicable fee level to be exceeded cannot be provided unless the Audit Committee either amends the applicable fee level or specifically approves the proposed service. Pre-approval is generally provided for up to one year, unless the Audit Committee specifically provides for a different period. The Audit Committee receives quarterly reports regarding the pre-approved services performed by the independent auditor. The Chairman of the Audit Committee may between meetings pre-approve audit and non-audit services provided by the independent auditor, and reports such pre-approval at the next Audit Committee meeting.

AUDIT COMMITTEE
Mark A. Ernst (Chairman)
David L. Bodde
Randall C. Ferguson, Jr.
William C. Nelson
Robert H. West

SUBMISSION OF SHAREHOLDER PROPOSALS AND

DIRECTOR NOMINATING PROCESS

Shareholder Proposals

        Shareholders wishing to have a proposal included in the proxy statement for the Annual Meeting in 2005 must submit a written proposal to the Corporate Secretary by November 23, 2004. Securities and Exchange Commission rules set standards for shareholder proposal requirements to be included in a proxy statement.

        If a shareholder intends to bring a matter before a shareholder meeting, other than by submitting a proposal for inclusion in Great Plains Energy’s proxy statement for that meeting, Great Plains Energy’s By-Laws require the shareholder to give Great Plains Energy notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days’ notice of a shareholder meeting date, the shareholder’s notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the earlier of the date of the mailing of the notice of the meeting or the date in which public disclosure of the meeting date was made.

        To be in proper written form, a shareholder’s notice must set forth as to each matter the shareholder proposes to bring before the shareholder meeting:

•	a brief description of the business to be brought before the shareholder meeting and the reasons for conducting the business at the shareholder meeting;
•	the shareholder’s name and record address;
•	class or series and number of shares of Great Plains Energy stock the shareholder owns beneficially or of record;
•	a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business by the shareholder, and any material interest of the shareholder in such business; and
•	the shareholder’s representation that they intend to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Director Nominating Process

        The Governance Committee, composed of five independent directors, identifies and recommends to the independent directors of the Board the nominees for the election of directors at the shareholder meeting. At its discretion, the Governance Committee may pay a fee to third party consultants and experts to help identify and evaluate potential new nominees for director.

        In accordance with the Corporate Governance Guidelines, the Governance Committee takes into account a number of factors when considering director candidates, including their knowledge, experience and skill in the following areas: strategic planning; change management; finance; government affairs; organizational design; teamwork; leadership; human resources; energy industry; international; technology; marketing; and leading a diverse organization.

        The Governance Committee will consider candidates for director suggested by shareholders, applying the criteria described above and the additional information referred to below. Shareholders wishing to make a director nomination may do so in the manner set forth in the By-Laws described below.

        Great Plains Energy’s By-Laws require shareholders wishing to make a director nomination give notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days’ notice of a shareholder meeting date, the shareholder’s notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the earlier of the date of mailing of the notice of the meeting or the date on which public disclosure of the meeting was made.

        For a director nominee election to be in proper written form, a shareholder’s notice to the Corporate Secretary must include:

        the shareholder’s

•	name and shareholder record; and
•	class or series of Great Plains Energy stock and number of shares beneficially held;

and

        the nominee’s

•	name, age, business address and residence address;
•	principal occupation or employment;
•	class or series of Great Plains Energy stock and number of shares owned beneficially; and
•	written consent of the nominee to serve as a director, if elected.

        The notice must also provide:

•	a description of all arrangements or understandings between the shareholder and the nominee;
•	a representation that the shareholder intends to appear in person or by proxy at the shareholders’ meeting to nominate the nominee; and
•	any other information relating to the shareholder and the nominee that is required to be reported in a proxy statement or other filings as required by Securities and Exchange Commission rules.

        No person shall be eligible for election as a director unless nominated according to procedures in Great Plains Energy’s By-Laws as described above. Shareholders may request a copy of the By-Laws by contacting the Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City, Missouri 64106-2124.

OTHER BUSINESS

        Great Plains Energy is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent according to their judgment.

By Order of the Board of Directors

/s/ Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President–Corporate and
Shared Services and Corporate Secretary

Kansas City, Missouri
March 22, 2004

APPENDIX A

GREAT PLAINS ENERGY INCORPORATED

AUDIT COMMITTEE

Revised February 3, 2004

I.      Purpose

There shall be an Audit Committee whose members shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

The Audit Committee’s primary purposes are to:

•	Monitor the integrity of the Company’s financial statements including the reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance.
•	Review the independence, qualifications and performance of the Company’s independent auditors and internal auditing department.
•	Provide an avenue of communication among the independent auditors, management, internal auditing department and the Board.
•	Review and approve the report required by the Securities and Exchange Commission for the Company’s proxy statement.

The Audit Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Organization

The Audit Committee shall comply with all rules and requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). The Audit Committee shall be composed of three or more directors, each of whom shall meet the independence and experience requirements of the NYSE and the SEC. At least one member of the Audit Committee shall be a financial expert as defined in the SEC rules. The Audit Committee shall be appointed by the Board on recommendation of the Governance Committee. Directors’ fees are the only compensation an Audit Committee member may receive from the Company.

The Audit Committee shall meet at least four times annually, or more frequently as the Audit Committee may determine is appropriate. The Audit Committee should meet separately at least quarterly with management, the manager of internal auditing, the independent auditors and as an Audit Committee to discuss any matters that the Audit

Committee or each of these groups believes should be discussed. The Audit Committee may delegate duties and responsibilities to a subcommittee of its members.

III.	Duties and Responsibilities

        Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to the Board for approval and have the document published in accordance with the NYSE and SEC rules and regulations.

2.	Review major proposed changes to the Company’s auditing and accounting principles and practices as recommended by the independent auditors, internal auditors or management and as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory bodies.

3.	Consider and review with the independent auditors and management the adequacy of the Company’s disclosure controls and procedures and internal controls.

4.	Review and discuss with management and the independent auditors the Company’s annual and quarterly financial statements prior to filing or distribution, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Discuss any items required to be communicated by the independent auditors in accordance with SAS 61.

5.	Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

6.	Review and discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as accruals, reserves, estimates and off-balance sheet structures on the financial statements.

7.	Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical and any significant changes in the accounting policies of the Company.

8.	Review and discuss with management earnings press releases as well as earnings guidance prior to their release.

Independent Auditors

9.	Have direct responsibility for the appointment, compensation, retention, termination, terms of engagement, evaluation and oversight of the work of the Company’s independent auditors, which report directly to the Audit Committee.

10.	Pre-approve all audit and non-audit services provided by the Company’s independent auditors, and approve all fees to be paid to the independent auditors.

11.	Review and discuss at least annually with the independent auditors a written report setting forth (i) all relationships they have with the Company that could impair the independent auditors independence; (ii) the firm’s internal quality-control procedures; (iii) any material issues raised by the most recent internal quality-control review or peer review of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issue.

12.	Review the independent auditors’ audit plan — discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

13.	Discuss the results of the audit with the independent auditors prior to releasing the year-end earnings. Discuss certain matters required to be communicated to the Audit Committee in accordance with SAS 61.

14.	Review with the independent auditors any audit problems or difficulties and management’s response. Resolve disagreements between the independent auditors and management regarding financial reporting.

15.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

          Internal Audit Department and Legal Compliance

16.	Review and approve annually the internal audit department’s audit plan.

17.	Review the appointment, performance and replacement of the manager of internal audit.

18.	Review significant internal audit findings and recommendations.

19.	Review with the Company’s counsel, on at least a quarterly basis, any legal matters that could have a significant impact on the organization’s financial statements.

          Other Audit Committee Responsibilities

20.	Review with management tax reserves related to open tax years.

21.	Annually prepare a report to shareholders as required by the SEC to be included in the Company’s annual proxy statement.

22.	Review and discuss policies with respect to risk assessment and risk management.

23.	Review periodically the Company’s Code of Business Conduct and Ethics and ensure that management has established an appropriate system to enforce this Code.

24.	Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters.

25.	Annually perform a self-assessment of the Audit Committee’s performance.

26.	Review financial and accounting personnel succession planning within the Company.

27.	Review periodically policies and procedures, as well as audit results, associated with directors’ and officers’ expense accounts and perquisites.

28.	Review annually a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

29.	Assess periodically, in executive session, management’s effectiveness and the performance of the internal audit department.

30.	Approve all hiring of any current or former employees of the independent auditors.

31.	Review potential actions and other transactions to assess potential conflict of interest of management or others involved in such action or transactions.

32.	Maintain minutes of meetings and report to the Board on significant results of the foregoing activities.

33.	Report all significant actions and findings to the Board.

34.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

Great Plains Energy Incorporated

P.O. Box 418679, Kansas City, Missouri 64141-9679

This Proxy is solicited on behalf of the Board of Directors for the Annual
Meeting of Shareholders on Tuesday, May 4, 2004

The Board of Directors recommends a vote FOR Items 1 and 2.

The undersigned hereby appoints M. J. Chesser, A. F. Bielsker, and J. S. Latz, and each or any of them, proxies for the undersigned with power of substitution, to vote all the shares of common stock of Great Plains Energy Incorporated that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 4, 2004, and any adjournment or postponement thereof, upon the matters set forth on the reverse side, and in their discretion upon such other matters as may properly come before the meeting.

This proxy, if signed and returned, will be voted as directed on the reverse side. If this card is signed and returned without direction, such shares will be voted FOR the proposals.

Please sign exactly as your name(s) appear(s) on the reverse side of this card. If your shares are held jointly, any one of the joint owners may sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing.

PLEASE NOTE ADDRESS CHANGES HERE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH CARD	DETACH CARD

YOUR VOTE IS IMPORTANT!

VOTE BY
TELEPHONE *** INTERNET *** MAIL
24 hours a day — 7 days a week

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to	OR	Call toll-free
http://www.eproxyvote.com/gxp		1-800-758-6973

If you vote over the Internet or by telephone, please DO NOT mail your card.

Vote-by-Mail Mark, sign and date the proxy card on the reverse side. Detach the proxy card and return it in the postage-paid envelope.

[KCPCM — GREAT PLAINS ENERGY INCORPORATED common] [FILE NAME: KCPCM2.ELX]
[VERSION — (3)] [02/25/04 (01/13/04)]

KCPCM2

☒	Please mark votes as in this example.	KCPCM

GREAT PLAINS ENERGY INCORPORATED The Board of Directors recommends a vote FOR Items 1 and 2	1.	Election of Directors — Nominees

(01) D.L. Bodde, (02) M.J. Chesser, (03) W.H. Downey,
(04) M.A. Ernst, (05) R.C. Ferguson, Jr., (06) W.K. Hall,
(07) L.A. Jimenez (08) J.A. Mitchell, (09) W.C. Nelson,
(10) L.H. Talbott, (11) R.H. West

FOR			WITHHELD
ALL	☐	☐	FROM ALL
NOMINEES			NOMINEES

☐

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	Ratification of appointment of Deloitte & Touche LLP as independent auditors for 2004.	☐	☐	☐

Mark the box at the right if your address has changed and note the change(s) in the space provided on the reverse side of this card.	☐

Please be sure to sign and date this Proxy.	Date

Shareholder signature	Co-owner signature

DETACH CARD	DETACH CARD

THANK YOU FOR VOTING!

Great Plains Energy Incorporated

Annual Meeting of Shareholders
May 4, 2004
10:00 a.m. Central Daylight Time
The Discovery Center
4750 Troost
Kansas City, MO 64110

[KCPCM — GREAT PLAINS ENERGY INCORPORATED common][FILE NAME: KCPCM1.ELX]
[VERSION — (3)] [02/05/04 (01/13/04)]

KCPCM1